Exhibit 99.1

8-K Robert L.G. Watson will be presenting to multiple money/fund managers in Dallas, Chicago and Milwaukee, May 9-10, 2006

Slide 1: Abraxas Petroleum Corporation

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Picture: Collage of oil field pictures & outline of the U.S.

Slide 2: Back to the Basics...

Abraxas Petroleum Corporation
       o AMEX: ABP
           o Market capitalization - $250 million
           o Enterprise value - $380 million
       o Options: CBOE and PCX
       o Fully diluted shares outstanding - 44.3 million
       o Average trading volume (2005) - 489,000 shares per day
           o Traded 123 million shares (2005) - 277% of FD shares
       o Share price appreciation (2005) - 128%

Operations in Texas and Wyoming
       o > 10 year inventory of projects on existing leasehold
       o Approximately 80% natural gas
 Quality assets
       o High ownership interests (79% WI)
       o Operations (95%)
       o High producing rates per well
       o Large acreage positions
       o Substantial upside

Slide 3: Debt to Enterprise Value...
Current Debt / Total Enterprise Value = 34%
Area chart of total enterprise value and market cap from Dec 95 to current with significant corporate events notated

Slide 4: Growth...
....through the drill bit

       2005 Success Rate = 92% (12 major projects)
       Production 55%

Bar chart of cash flow, revenue and production by quarter & current production

Slide 5: Operations...

Proved Reserves - 104.7 Bcfe (1)
3P Reserves - 303.6 Bcfe(1)
Net Production - 22.4 MMcfepd (2)
Net Undeveloped Acres ~ 64,600 (3)
237 Identified (3P) Projects
221 Incremental Projects
Map of the United States highlighting Wyoming and Texas
Wyoming           1.5 Bcfe (Proved) - 1%
                  9.9 Bcfe (3P) - 3%
                  0.3 MMcfepd - 1%
                  45,800 acres - 71%
                  29 projects (3P)
                  60 incr projects
West Texas        73.0 Bcfe (Proved) - 70%
                  254.3 Bcfe (3P) - 84%
                  14.9 MMcfepd - 67%
                  17,600 acres - 27%
                  175 projects (3P)
                  157 incr projects
South Texas       30.2 Bcfe (Proved) - 29%
                  39.4 Bcfe (3P) - 13%
                  7.2 MMcfepd - 32%
                  1,200 acres - 2%
                  33 projects (3P)
                  4 incr projects
(1) as of 12/31/05
(2) 2005 exit rate
(3) as of Dec-05 (includes mineral interest)

Slide 6: Goals 2006...
Back to Basics...
Operations
----------
Drill Bit Growth
Emerging Gas & Oil Resource Plays
& Conventional Reservoirs
Shareholders
------------
Continue to Maximize Value

Slide 7: 2006 Projects...
$40 million budget from $70 million of projects approved by Board
Map of the United States highlighting Wyoming, South and West Texas

Slide 8: West Texas...
Map of Texas highlighting certain counties in West Texas

         165 wells (74% WI)
         73.0 Bcfe (Proved) - 70%
         254.3 Bcfe (3P) - 84%
         14.9 MMcfepd - 67%
         17,600 NUA - 27%
         175 identified projects (3P)
         (83 conventional / 92 resource)
         Average depth: >14,000'
2006 Project Areas & Target Zones:
---------------------------------
IRA
         Clearfork / Strawn Reef
Delaware
         Atoka / Mississippian / Woodford /
         Devonian / Montoya / Ellenburger
Cherry Canyon
         Cherry & Bell Canyon
Oates SW
         Wolfcamp / Woodford / Atoka / Devonian

Slide 9: Delaware Basin Activity...
Map of Texas highlighting certain counties in West Texas
Resource Gas Plays
Loving / Reeves / Ward Counties
Primary Target - ATOKA
Culberson / Reeves / Pecos Counties
Primary Target - WEST TEXAS SHALES
Conventional
Ward / Pecos Counties
Multiple Targets

Slide 10:         Atoka...
Map of Texas highlighting Reeves, Loving and Ward counties in West Texas
CHK & APC: Large fracs
ABP offset acreage: CHK recently leased ~10,000 acres for $200 - $2,000 per acre
ABP: ROC, Block 16 & Howe Fields
6,210 net acres HBP
Numerous producers (never fraced)
8 projects (3P)
3 completed to-date
ABP: Nine Mile Draw Field
2,350 net acres HBP
Shows behind pipe

Slide 11:         West Texas Shale...
Map of Texas highlighting Culberson, Reeves and Pecos counties in West Texas, highlighting the following companies which are active in the area:
EOG, ECA, Petro-Hunt, SWN, RRC, BR, KWK, PPP, K2X, CWEI (ECA), Reliance, XTO
ABP: Nine Mile Draw Field
2,350 net acres HBP
Shows behind pipe
ABP: Oates SW Field
13,000 acres
(fee mineral/leasehold/executive)
First Woodford well on production
84 resource projects (3P)

Slide 12:         Conventional...
Map of Texas highlighting Ward and Pecos counties in West Texas
PRIMARY TARGETS - Mississippian, Devonian, Montoya, Ellenburger & Bell/Cherry Canyon
ABP: ROC, Block 16 & Howe Fields
6,210 net acres HBP
36 conventional projects (3P)
ABP: Oates SW Field
13,000 acres
(fee mineral/leasehold/executive)
2 Devonian wells: > 9 MMcfepd
6 conventional projects (3P)
3 currently active

Slide 13:         South Texas...
Map of Texas highlighting certain counties in South Texas
       46 wells (93% WI)
       30.2 Bcfe (Proved) - 29%
       39.4 Bcfe (3P) - 13%
       7.2 MMcfepd - 32%
       1,200 NUA - 2%
       33 identified projects (3P)
       Average depth: > 11,000'
2006 Project Areas & Target Zones:
---------------------------------
Edwards
      Edwards / Wilcox
Wilcox
      Wilcox / Reklaw / Mackhank
Portilla
      Frio / Vicksburg

Slide 14:         Wyoming...
Map of Wyoming highlighting certain counties in east central Wyoming
Resource Oil Play
         10 wells (100% WI)
         1.5 Bcfe (Proved) - 1%
         9.9 Bcfe (3P) - 3%
         0.3 MMcfepd - 1%
         45,800 NUA - 71%
         29 identified projects (3P)
         Average depth: 9,000'
2006 Project Area & Target Zones:
--------------------------------
Brooks Draw
         Teapot / Niobrara /
         Turner / Mowry / Muddy
4 wells drilled in 2005 currently producing from 8 combined & commingled zones at 80-100 barrels of oil per day
1 addt'l zone to be commingled
4 addt'l zones to be completed

Slide 15:         Net Asset Value...
                                                  MM
Proved Reserves (1)                         $   311.9
Probable Reserves (2)                            63.4
Possible Reserves (3)                           161.2
Acreage, Land & Other (4)                        12.8
Working Capital (5)                              (6.1)
Debt (5)                                       (129.8)
                                    -----------------
Net Asset Value                     $           413.4
Shares Outstanding                               44.3
NAV/Share                                        9.33

Notes:
   (1) 104.7 Bcfe of proved reserves (12/31/05) at SEC PV10 with realized prices of $56.92 / $8.84
   (2) 27.4 Bcfe of probable reserves (12/31/05) at SEC PV10 with realized prices of $56.92 / $8.84
   (3) 171.5 Bcfe of possible reserves (12/31/05) at SEC PV10 with realized prices of $56.92 / $8.84
   (4) 12,775 surface acres, 49,135 net undeveloped acres, 300,000 shares of GWE, and 2 workover rigs & 22 vehicles
   (5) Balance sheet as of March 31, 2006
   (6) Treasury method

Slide 16:         2006 Guidance...
Production
         Annual (Bcfe)                                        7.5 - 8.5
         Exit Rate (MMcfe/d)                                  22 - 24
Price Differentials off NYMEX
         Gas (%/Mcf)                                          15%
         Oil ($/Bbl)                                          2.00
Production Taxes (% of Revenue)                               10%
Direct Lease Operating Expenses ($/Mcfe)                      1.10
G&A ($/Mcfe)                                                  0.55
Interest ($/Mcfe)                                             2.00
D/D/A ($/Mcfe)                                                1.80
Capital Expenditures ($MM)                                    40.0

Guidance does not include non-cash and extraordinary items
Hedge position: 10,000 Mcf/d through November 2006 with $5.00-$8.00 floor

Slide 17: Maximize Shareholder Value...
Continue to improve balance sheet
               o current debt to total enterprise value = 34%
Maintain financial flexibility and liquidity
Prioritize large opportunity set of projects

Slide 18: Summary...
Niche exploitation and production company
High quality assets with substantial upside
Goals:
            o Drill Bit Growth targeting Emerging Gas & Oil Resource Plays & Conventional Projects in Texas and Wyoming
            o  Maximize Shareholder Value

Slide 19:  www.abraxaspetroleum.com
Picture:   Delaware Basin, West Texas






P:\BARBARA\INVESTOR RELATIONS\Presentations\2006\8K_ CK Cooper 2006 May.doc